UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On April 13, 2017, Ur-Energy Inc. issued a press release providing an operational update for the quarter ended March 31, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2017, the Board of Directors (the “Board”) of Ur-Energy Inc. (the “Company”) approved and adopted certain amendments to the Ur-Energy Inc. Amended and Restated Stock Option Plan (the “Option Plan”). The holders of common shares of the Company (the “Shareholders”) will be asked to confirm and ratify the amendments to the Option Plan, as well as confirming and ratifying the renewal of the Option Plan at the next annual meeting of shareholders, currently scheduled for May 18, 2017.

The amendments (a) amend and extend the vesting period so that, going forward, options in a grant vest over a three-year period: one-third on the first anniversary, one-third on the second anniversary and one-third on the third anniversary of the grant; (b) confirm that dividends, for all award types, shall not be payable on unvested options; and (c) update the Option Plan for compliance with applicable laws, including conformity with tax rules and requirements; and (d) make certain other housekeeping changes. The amendments do not request any increase in the percentage number of Common Shares available for issuance under the Option Plan, nor do the amendments change the term (five years) of the options. The full text of the Option Plan, as amended, is attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Ur-Energy Inc. Amended and Restated Stock Option Plan, 2005 (as amended and restated through April 13, 2017).

99.1	Press release of Ur-Energy Inc., dated April 13, 2017, providing an operational update for the quarter ended March 31, 2017.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2017

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ur-Energy Inc. Amended and Restated Stock Option Plan, 2005 (as amended and restated through April 13, 2017).

99.1	Press release of Ur-Energy Inc., dated April 13, 2017, providing an operational update for the quarter ended March 31, 2017.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.